UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

TOWER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 East Berry Street, Fort Wayne, Indiana 46802
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (260) 427-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of the shareholders of the Company was held on May 25, 2010.

(b)	The following directors were elected at the meeting to serve until the annual meeting of the shareholders in the year 2013:

	Votes For	Votes Withheld
Scott A. Glaze	1,389,372	796,407
William G. Niezer	1,371,272	814,507
Robert N. Taylor	1,526,284	659,495
John V. Tippmann, Sr	1,369,391	816,388

In addition, the following directors continue in office until the annual meeting of the shareholders in the year indicated:

Kathyn D. Callen	2012	Keith E. Busse	2011
Jerome F. Henry, Jr.	2012	Michael D. Cahill	2011
Debra A. Neizer	2012	Donald F. Schenkel	2011
Joseph D. Ruffolo	2012	Irene A. Walters	2011

(c)	Other matters voted upon and the results of the voting were as follows:

The shareholders voted 3,438,472 in the affirmative and 29,126 in the negative, with 1,500 abstentions, to ratify the appointment of Crowe Horwath LLP as auditors of the Company for 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2010

TOWER FINANCIAL CORPORATION

By:	/s/ Michael D. Cahill
Michael D. Cahill, Chief Executive Officer